Exhibit 10(a)


                 CONSENT OF WEINICK SANDERS LEVENTHAL & CO., LLP
                   (INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS)








We consent to the use in Amendment No. 3 to the Registration Statement of SearchHelp, Inc. on Form SB-2, SEC File #33-97687, under the Securities Act of 1933 of our report dated March 15, 2002 (except for Note 14 as to which the date is November 9, 2002) and to the reference to our firm under the heading "Experts" in the Prospectus.







                                        /s/ WEINICK SANDERS LEVENTHAL & CO., LLP




New York, New York
November 26, 2002